UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2552
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Waddell & Reed Advisors Funds, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
September 30, 2008

Waddell & Reed Advisors Bond Fund

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
12	Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Income Tax Information
43	Directors and Officers
50	Renewal of Investment Management Agreement
57	Annual Privacy Notice
59	Proxy Voting Information
60	Quarterly Portfolio Schedule Information
61	Householding Notice
62	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Bond Fund prospectus and current Fund performance information.

President's Letter
      September 30, 2008

DEAR SHAREHOLDER:

Not since the founding of Waddell & Reed more than 70 years ago have investors faced so many challenges in such a short period of time. In a single calendar quarter, this country's largest savings and loan, its largest insurance company, its two largest mortgage providers, its largest brokerage firm and a leading commercial bank all either were the subject of a takeover, bailout or failure. On top of that, some money market funds in the industry have been unable to maintain a $1 a share net asset value. A severe credit crunch has taken hold.

Confidence has been shaken in bond and stock markets around the globe, and mutual fund returns of the past year reflect the emotional insecurity that comes with hard times. Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the 2008 fiscal year. For the 12 months ended September 30, 2008, the Citigroup Broad Investment Grade Index rose 4.48 percent. U.S. Treasuries performed especially well for the period. However, September 2008 was the worst month for U.S. corporate bonds in more than two decades.

Can we learn from history?

While unusual in modern times, a rapidly unfolding financial panic is nothing new in American history. In fact, prior to the creation of the Federal Reserve bank system in 1912, the U.S. experienced seven major financial crises between 1819 and 1907. In some respects, some of the same issues that plague us today - fallout from excessive commodity and property speculation, war-related debt and populist dislike of government bailouts - parallel the challenges that generations past have had to deal with. Our leaders met these problems successfully, though very often not promptly.

For example, history judged President Martin Van Buren harshly for failing to take timely steps to limit economic damage from the Panic of 1837, which occurred just five weeks after he took office. The ensuing depression lasted for six years, and out of 850 banks in the United States at the time, 343 closed entirely and 62 failed partially. We hope Washington can learn from the many lessons of history and take appropriate and rapid action to revive credit markets and restore investor faith.

A need for global leadership

We believe that today's U.S. government safety nets and financial safeguards - including the Fed, deposit insurance on bank accounts, unemployment insurance, municipal bond default insurance and social security - are likely to help cushion the effects of the economic downturn that our country appears to face in the coming months. However, the scope of the current financial crisis is global, and this is a new phenomenon. It is one that we think may require coordinated central bank and fiscal policy action from Brussels to Beijing to resolve. It will likely test whether we are becoming one world that can act together for the common good, or one where national trade supremacy, resource hoarding and/or parochial political interests take precedence.

Economic Snapshot
	9-30-2008	9-30-2007

U.S. unemployment rate	6.10%	4.70%
Inflation (U.S. Consumer Price Index)	4.90%	2.80%
U.S. GDP	-0.30%	3.90%
30-year fixed mortgage rate	5.82%	6.28%
Oil price per barrel	$100.64	$81.66

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision.

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

For many people it is more difficult to buy a home or expand a consumer-focused business than it was just a year ago. As shown in the Economic Snapshot table to the left, the U.S. economy at Sept. 30, 2008 is not in as good a shape as it was 12 months earlier. The unemployment rate is higher. Economic growth is weak.

We believe that the investing and economic climate will get better in time, although not right away. With perseverance, initiative and ingenuity, we believe the strengths of our nation's character will surface and prosperity will be restored. In this uncertain environment, we believe a very strong effort to manage risk is paramount. With that approach in mind, we will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund, and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Bond Fund
      September 30, 2008

Below, Mark J. Otterstrom, CFA, portfolio manager of Waddell & Reed Advisors Bond Fund, discusses the Fund's positioning, performance and results for the fiscal year ended Sept. 30, 2008. He was named manager effective August 15, 2008, and has 22 years of industry experience. Prior to August 15, 2008, the Fund had been managed by James C. Cusser for 15 years.

MATURITY
SHORT	INTER	LONG
	X		HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

Fiscal year performance
For the 12 Months Ended September 30, 2008
Waddell & Reed Advisors Bond Fund, Class A	0.21%
(Class A shares at net asset value)
Benchmark(s)/Lipper Category
Citigroup Broad Investment Grade Index	4.48%
(reflects the performance of securities generally representing the bond market)
Lipper Corporate Debt Funds A Rated Universe Average	-2.77%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

High quality helped in a tough market

Early last year, there was a concerted effort to increase the credit quality of the Fund when we began to underweight lower quality corporate credits and significantly underweight conventional mortgage loans. In addition, the Fund's duration was shorter than its benchmark throughout the fiscal year. We were also overweight agency debt and heavily overweight in high-grade corporate bonds. By owning a higher percentage of highly-rated corporate bonds, the Fund fared well compared to its Lipper peer group average for the fiscal year. Lower-rated corporate bonds were one of the worst-performing bond sectors.

Due to the collapse of the financial markets over the last few months of the fiscal year, bonds issued by financial institutions performed very poorly over the last six months. Fortunately, the few financials we owned were issued by some of the best-performing companies. As such, the Fund avoided the major losses suffered by many of the funds in its Lipper peer group. Similarly, due to the total collapse of the housing market over the last 12 months, conventional mortgage loan pools and collateralized mortgage obligations (CMO) were the worst-performing sectors in the taxable bond market. However, we made a conscious effort more than a year ago to underweight this sector; the Fund had almost no exposure to these types of securities. The Fund's overweighting of government-sponsored enterprises (GSE) backed mortgages also has led to more stable returns over the last 12 months.

U.S. Treasuries prices rose, yields fell sharply

The Fund's total return was less than that of the benchmark primarily because we held a lower percentage of U.S. Treasuries than the Citigroup Broad Investment Grade Index. Treasuries were the bond market's star price performer this past fiscal year, going back to September 2007 when the Federal Reserve began its tightening campaign at a time when the current credit crisis was in its infancy. Since then, the Fed has cut rates frequently in order to help provide liquidity for the financial system and to try to prevent a deep recessionary period from taking hold. The yield curve also has changed dramatically this past year; Treasury yields are lower across all maturities and the curve has steepened dramatically.

Elsewhere, corporate bond issuance was heavily weighted in the first half of the year as companies wanted to take advantage of the low interest-rate environment as well as issue debt in advance of the election cycle and the uncertainty surrounding the policies of a new administration. As such, the Fund avoided the temptation to buy corporate bonds at what has turned out to be unsustainably low credit spreads. Meanwhile, credit spreads on agency debt has been fairly wide most of the year due to the uncertainty over the viability and survivability of Fannie Mae and Freddie Mac. Once the Treasury put them into conservatorship this past summer agency spreads narrowed somewhat, though still wide relative to historical spreads.

When credit spreads began to look unsustainably tight to us more than a year ago, we actively avoided lower-rated, higher-yielding corporate bonds. In addition, as it became more apparent that the housing crisis could become a much more important and damaging event to our economy, we began to sell non-GSE mortgages. As a result of these actions the Fund was significantly underweight conventional mortgage loans, a move that turned out to be strategically beneficial. We were also short duration versus our Lipper peer group and underweighted lower-quality corporate bonds, which also has turned out to be a sound move.

Portfolio Characteristics
As of September 30, 2008
Average maturity	5.65 years
Effective duration	4.20 years
Weighted average bond rating	AA+

Information presented is for illustrative purposes only and is subject to change.

Our outlook

The credit market has been challenging, especially for those financials with exposure to subprime mortgage-backed securities. We have consciously been underweight financials and instead have concentrated on buying highly-rated, well-managed corporate names. This past year we added corporate bonds issued by Berkshire Hathaway Finance Corporation, Johnson & Johnson, The Walt Disney Company, The Coca-Cola Company, Hewlett Packard Company and GlaxoSmithKline Capital Inc. The financials we did own, such as JPMorgan Chase & Co. and Wells Fargo Financial, Inc., performed relatively well given the state of the financial crisis domestically. We have added a few positions in agency pass-through bonds and agency CMOs as well. We continue to feel high quality mortgage-backed securities will outperform other fixed-income products over the next 12 months.

With our capital markets in disarray, we believe it is more important than ever to maintain a balanced, conservative portfolio. Given this, we intend to remain overweight Treasuries and GSE debt and underweight conventional mortgages and spread product. We intend to maintain this strategy until there is a clear and sustainable foundation to our credit markets. We believe we should begin to see calmer short-term credit markets as central banks worldwide make coordinated efforts to improve bank solvency. While this storm ultimately will pass, we plan to be prepared to ride out some violent shifts in the financial markets. Volatility in financial assets has spiked over the last few months and likely will remain high for the foreseeable future, in our opinion.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the net asset value of the Fund's shares may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Bond Fund, Class A Shares(1)	$14,275
Citigroup Broad Investment Grade Index	$16,729
Lipper Corporate Debt Funds A Rated Universe Average	$14,600

Plot Date	W&R Advisors Bond Fund, Class A Shares	Citigroup Broad Investment Grade Index	Lipper Corporate Debt Funds A Rated Universe Average

12/31/98	9,425	10,000	10,000
12/31/99	9,323	9,917	9,725
9/30/00	9,811	10,620	10,304
9/30/01	10,939	12,007	11,493
9/30/02	11,778	13,013	12,273
9/30/03	12,469	13,727	13,147
9/30/04	12,934	14,252	13,641
9/30/05	13,231	14,669	14,008
9/30/06	13,630	15,213	14,437
9/30/07	14,245	16,011	15,020
9/30/08	14,275	16,729	14,600

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
Period	Class A	Class B	Class C	Class Y

1-year period ended 9-30-08	-5.55%	-4.62%	-0.68%	0.72%
5-year period ended 9-30-08	1.53%	1.61%	1.81%	3.14%
10-year period ended 9-30-08	3.69%	––	––	4.66%
Since inception of Class(3) through 9-30-08	––	3.93%	3.94%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance Is no guarantee of future results. Investment return and principal value of an Investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of five percent and one percent, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)9-9-99 for Class B and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

BOND FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2008	Beginning Account Value 3-31-08	Ending Account Value 9-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$980.10	1.02%	$5.05
Class B	1,000	975.00	2.02	9.97
Class C	1,000	975.70	1.89	9.38
Class Y	1,000	983.20	0.69	3.37
Based on 5% Return (2)
Class A	$1,000	$1,019.92	1.02%	$5.15
Class B	1,000	1,014.92	2.02	10.18
Class C	1,000	1,015.54	1.89	9.57
Class Y	1,000	1,021.57	0.69	3.44

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2008, and divided by 366.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF BOND FUND

Portfolio Highlights

On September 30, 2008, Waddell & Reed Advisors Bond Fund had net assets totaling $891,734 (in thousands) invested in a diversified portfolio of:

90.34%	Domestic Bonds
6.90%	Foreign Bonds
2.76%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on September 30, 2008, your Fund owned:

Bonds:
Corporate	$35.08
United States Government Mortgage-Backed Obligations	$33.04
United States Government Treasury Obligations	$12.96
United States Government Agency Obligations	$10.69
United States Government Non-Agency REMIC/CMO	$3.03
Other Government	$2.02
Municipal Obligations - Taxable	$0.42
Cash and Cash Equivalents	$2.76

Quality Weightings

On September 30, 2008, the breakdown of bonds (by ratings) held by the Fund was as follows:

Investment Grade
AAA	70.69%
AA	4.24%
A	10.52%
BBB	7.73%
Non-Investment Grade
BB	1.78%
Below BB	0.17%
Non-rated	2.11%
Cash and Cash Equivalents	2.76%

Ratings reflected in the wheel are taken from Standard & Poor's.

The Investments of Bond Fund
September 30, 2008
(In Thousands)

CORPORATE DEBT SECURITIES	Principal	Value
Banking - 2.07%
First Union Corporation,
7.574%, 8-1-26	$6,000	$4,468
JPMorgan Chase & Co.,
6.000%, 1-15-18	10,000	9,118
Wells Fargo Financial, Inc.,
5.500%, 8-1-12	5,000	4,905
		18,491
Beverage / Bottling - 0.78%
Coca-Cola Company (The),
5.350%, 11-15-17	7,000	6,920

Building Products - 0.53%
Hanson PLC,
7.875%, 9-27-10	4,500	4,722

Cable / Media - 1.81%
Comcast Cable Communications, Inc.,
8.500%, 5-1-27	5,250	5,429
Cox Communications, Inc.,
4.625%, 1-15-10	3,000	2,956
EchoStar DBS Corporation,
6.375%, 10-1-11	3,000	2,760
Walt Disney Company (The),
4.700%, 12-1-12	5,000	4,976
		16,121
Chemicals - 0.43%
E.I. du Pont de Nemours and Company,
5.000%, 1-15-13	3,900	3,854

Conglomerate / Diversified Mfg - 0.51%
Westinghouse Electric Corporation,
8.875%, 6-14-14	4,500	4,501

Consumer Products - 1.69%
Cadbury Schweppes US Finance LLC,
3.875%, 10-1-08 (A)	3,000	3,000
Procter & Gamble Company (The),
8.000%, 9-1-24	10,000	12,116
		15,116
Electric - 1.79%
Dominion Resources, Inc.,
5.250%, 8-1-33	7,500	6,937
Duke Energy Corporation,
6.250%, 1-15-12	3,325	3,423
HQI Transelec Chile S.A.,
7.875%, 4-15-11	3,250	3,380
Pepco Holdings, Inc.,
4.000%, 5-15-10	2,250	2,211
		15,951
Electronics - 0.71%
Hewlett-Packard Company,
6.500%, 7-1-12	6,000	6,309

Finance - Other - 6.64%
Berkshire Hathaway Finance Corporation:
4.750%, 5-15-12	4,500	4,543
5.000%, 8-15-13 (B)	8,000	7,979
CHYPS CBO 1997-1 Ltd.,
6.720%, 1-15-10 (B)	827	83
COMM 2005-C6,
5.144%, 6-10- 44	18,500	17,649
First Horizon Alternative Mortgage Securities Trust 2005-FA6,
5.500%, 9-25-35	6,000	4,841
Ford Motor Credit Company,
7.375%, 10-28-09	1,000	804
General Electric Capital Corporation:
2.910%, 4-10-12 (C)	7,000	6,822
5.250%, 10-19-12	5,250	4,936
5.625%, 5-1-18	5,500	4,649
Student Loan Marketing Association,
0.000%, 10-3-22	9,420	4,595
TIAA Global Markets, Inc.,
5.125%, 10-10-12 (B)	2,300	2,342
		59,243
Finance Companies - 0.16%
ISA Capital do Brasil S.A.,
7.875%, 1-30-12 (A)	1,500	1,440

Food Processors - 0.22%
ConAgra, Inc.,
6.700%, 8-1-27	2,000	2,000

Gas - Pipelines - 0.58%
Tennessee Gas Pipeline Company,
7.000%, 3-15-27	6,000	5,159

Health Care Supply - 0.66%
Johnson & Johnson,
5.150%, 7-15-18	6,000	5,895

Household Appliances - 0.32%
Controladora Mabe, S.A. de C.V.,
6.500%, 12-15-15 (B)	3,000	2,888

Information / Data Technology - 0.40%
IBM International Group Capital LLC,
5.050%, 10-22-12	3,500	3,529

Leasing - 0.25%
International Lease Finance Corporation,
5.000%, 4-15-10	3,000	2,223

Metals / Mining - 0.55%
BHP Billiton Finance (USA) Limited,
5.000%, 12-15-10	2,075	2,088
Peabody Energy Corporation,
6.875%, 3-15-13	3,000	2,895
		4,983
Oil & Gas - 0.41%
Chesapeake Energy Corporation,
7.500%, 9-15-13	3,750	3,628

Oilfield Machinery & Service - 0.55%
Halliburton Company,
6.750%, 2-1-27	4,950	4,878

Other Mortgage-Backed Securities - 0.61%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1,
4.719%, 1-15-38	6,000	5,443

Other Non-Agency REMIC/CMO - 1.99%
GSR Mortgage Loan Trust 2004-2F,
7.000%, 1-25-34	2,633	2,490
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-1,
4.589%, 2-25-34 (C)	3,529	2,563
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-12,
5.415%, 9-25-34 (C)	3,685	645
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-18,
5.388%, 12-25-34 (C)	5,812	2,034
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-3AC,
4.935%, 3-25-34 (C)	4,223	3,232
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-5,
4.685%, 5-25-34 (C)	2,886	541
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2005-21,
5.686%, 11-25-35 (C)	4,930	493
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22,
5.612%, 12-25-35 (C)	3,825	335
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1,
6.051%, 2-25-36 (C)	3,860	241
Structured Asset Securities Corporation Trust 2005-16,
5.500%, 9-25-35	7,000	5,149
		17,723
Paper / Forest Products - 0.14%
Westvaco Corporation,
7.500%, 6-15-27	1,260	1,271

Pharmaceuticals - 2.01%
Abbott Laboratories,
5.600%, 5-15-11	2,375	2,456
Amgen Inc.,
6.150%, 6-1-18	3,000	2,929
GlaxoSmithKline Capital Inc.,
5.650%, 5-15-18	7,500	7,121
Merck & Co., Inc.,
4.750%, 3-1-15	5,500	5,407
		17,913
Publishing - 0.12%
Quebecor World Capital Corporation,
4.875%, 11-15-08 (D)	3,500	1,067

Securities - 0.68%
Merrill Lynch & Co., Inc.,
5.450%, 7-15-14	7,000	6,046

Sequential - 4.14%
Alternative Loan Trust 2005-J4,
5.500%, 11-25-35	8,250	6,665
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-2,
4.783%, 7-10- 43 (C)	7,500	7,079
CHL Mortgage Pass-Through Trust 2005-28,
5.250%, 1-25-19	11,278	10,397
Merrill Lynch Mortgage Trust 2005-CIP1,
4.949%, 7-12-38 (C)	6,000	5,684
Wells Fargo Mortgage Pass-Through Certificates, Series 2003-10,
4.500%, 9-25-18	7,500	7,077
		36,902
Service - Other - 0.07%
HCA - The Healthcare Company,
8.750%, 9-1-10	609	600

Support - 0.43%
MASTR Adjustable Rate Mortgages Trust 2005-1,
5.464%, 3-25-35 (C)	6,445	3,835

Telecommunications - 3.61%
AT&T Inc.,
4.950%, 1-15-13	2,000	1,916
British Telecommunications plc,
5.150%, 1-15-13	10,000	9,332
Deutsche Telekom International Finance B.V.,
8.000%, 6-15-10	7,000	7,268
New York Telephone Company,
6.700%, 11-1-23	2,250	2,017
Pacific Bell,
7.250%, 11-1-27	3,250	3,090
SBC Communications Inc.,
3.014%, 11-14-08 (C)	1,000	997
Telecom Italia Capital,
6.999%, 6- 4-18	3,750	3,364
Telefonos de Mexico, S.A. de C.V.,
4.500%, 11-19-08	4,250	4,240
		32,224
Utilities - Other - 0.22%
Toll Road Investors Partnership II, L.P.,
0.000%, 2-15-09 (B)	2,000	1,976

TOTAL CORPORATE DEBT SECURITIES - 35.08%		$312,851
(Cost: $356,156)

MUNICIPAL BONDS - TAXABLE
Massachusetts
Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University Issue, Series C (2008),
5.260%, 10-1-18	3,750	3,782

TOTAL MUNICIPAL BONDS - TAXABLE - 0.42%		$3,782
(Cost: $3,750)

OTHER GOVERNMENT SECURITIES	Principal
Brazil - 0.19%
Federative Republic of Brazil (The),
9.250%, 10-22-10	$1,500	$1,643

Canada - 1.25%
Province de Quebec,
7.140%, 2-27-26	9,200	11,168

Supranational - 0.58%
Inter-American Development Bank,
8.400%, 9-1-09	5,000	5,196

TOTAL OTHER GOVERNMENT SECURITIES - 2.02%		$18,007
(Cost: $16,041)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations - 10.69%
Federal Agricultural Mortgage Corporation Guaranteed Notes Trust 2006-1,
4.875%, 1-14-11 (A)	9,500	9,782
Federal Farm Credit Bank:
3.750%, 12-6-10	4,000	4,029
4.050%, 9-29-11	8,000	7,989
Federal Home Loan Mortgage Corporation:
2.375%, 5-28-10	14,050	13,875
3.125%, 10-25-10	4,500	4,501
5.750%, 7-20-11	4,500	4,580
5.375%, 1-9-14	11,250	11,315
5.000%, 12-14-18	10,109	9,502
5.200%, 3-5-19	7,500	7,431
Federal National Mortgage Association:
5.080%, 5-14-10	5,000	5,066
5.125%, 11-2-12	12,000	12,265
4.000%, 1-18-13	5,000	4,991
		95,326
Mortgage-Backed Obligations - 33.04%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates:
5.260%, 6-1-34 (C)	1,681	1,708
5.663%, 7-1-36 (C)	674	686
5.728%, 10-1-36 (C)	2,812	2,875
5.452%, 12-1-36 (C)	4,393	4,481
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
4.000%, 12-15-12	570	563
4.000%, 5-15-16	2,079	2,070
3.500%, 12-15-16	692	681
5.000%, 5-15-19	4,500	4,425
5.000%, 7-15-19	2,225	2,222
5.000%, 5-15-23	5,500	5,389
5.000%, 11-15-24	497	500
5.000%, 3-15-25	7,000	6,721
6.000%, 3-15-29	697	714
7.500%, 9-15-29	1,347	1,445
4.250%, 3-15-31	3,099	3,060
5.000%, 5-15-31	10,476	10,494
5.000%, 9-15-32	3,000	2,888
5.500%, 5-15-34	1,711	1,739
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only): (E)
5.500%, 12-15-13	1,711	196
5.500%, 10-15-23	1,603	24
5.500%, 4-15-24	2,604	62
5.500%, 4-15-24	456	11
5.000%, 6-15-24	2,022	81
5.000%, 7-15-29	3,304	412
5.000%, 9-15-31	6,550	853
5.500%, 10-15-31	6,388	1,419
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.000%, 6-1-14	2,212	2,182
5.000%, 9-1-17	104	104
4.500%, 1-1-18	1,230	1,210
4.500%, 2-1-18	1,209	1,190
4.500%, 4-1-18	2,401	2,368
4.500%, 3-1-19	2,278	2,235
5.000%, 6-1-21	4,339	4,319
6.000%, 9-1-21	4,656	4,742
5.000%, 11-1-21	3,594	3,569
5.500%, 3-1-22	8,773	8,854
6.000%, 7-1-22	3,951	4,023
6.000%, 8-1-22	2,649	2,698
5.000%, 7-1-25	6,221	6,130
6.000%, 2-1-27	4,181	4,247
6.000%, 11-1-28	898	917
6.500%, 10-1-31	338	350
6.500%, 11-1-31	218	225
6.000%, 2-1-32	927	943
5.000%, 3-1-35	4,011	3,914
5.500%, 10-1-35	4,992	4,973
5.500%, 8-1-36	4,833	4,812
Federal National Mortgage Association Adjustable Rate Pass-Through Certificates:
5.123%, 10-1-35 (C)	974	969
5.381%, 12-1-36 (C)	2,863	2,872
Federal National Mortgage Association Agency REMIC/CMO:
5.000%, 3-25-18	8,500	8,355
5.500%, 6-25-18	5,476	5,524
5.000%, 6-25-18	6,750	6,723
5.000%, 9-25-18	2,000	1,996
5.000%, 6-25-22	2,314	2,326
5.000%, 6-25-28	2,427	2,441
5.000%, 3-25-29	8,000	8,041
5.500%, 2-25-32	4,000	4,069
5.500%, 10-25-32	10,000	9,933
4.000%, 11-25-32	1,639	1,556
4.000%, 3-25-33	1,520	1,447
3.500%, 8-25-33	3,947	3,568
Federal National Mortgage Association Agency REMIC/CMO (Interest Only): (E)
5.000%, 3-25-18	1,134	48
5.500%, 1-25-33	6,460	1,251
5.500%, 11-25-36	23,021	5,340
5.500%, 8-25-37	10,258	2,169
Federal National Mortgage Association Fixed Rate Participation Certificates (Interest Only), (E)
5.750%, 8-25-32	5,788	862
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.500%, 1-1-17	1,265	1,289
5.500%, 2-1-17	62	63
5.500%, 1-1-18	580	591
5.000%, 3-1-18	4,863	4,878
4.000%, 11-1-18	3,570	3,465
4.500%, 6-1-19	6,411	6,297
4.500%, 8-1-19	7,302	7,171
5.000%, 12-1-19	3,994	3,994
5.000%, 6-1-20	1,591	1,586
5.500%, 11-1-22	9,375	9,459
5.500%, 10-1-23	2,257	2,304
5.000%, 4-1-24	6,080	5,980
4.500%, 7-25-24	3,000	2,716
5.000%, 5-1-28	11,733	11,514
6.000%, 12-1-28	236	241
5.500%, 9-25-31	4,500	4,495
5.000%, 6-25-32	5,250	5,177
5.500%, 2-1-33	5,700	5,705
6.000%, 4-1-33	2,080	2,118
5.500%, 6-1-33	637	637
5.000%, 9-1-33	9,390	9,179
5.000%, 5-1-35	5,153	5,029
6.500%, 11-1-37	1,905	1,943
5.500%, 1-25-39	4,266	4,305
Government National Mortgage Association Adjustable Rate Pass-Through Certificates,
3.750%, 1-20-34 (C)	801	810
Government National Mortgage Association Agency REMIC/CMO,
5.000%, 1-20-32	784	786
Government National Mortgage Association Agency REMIC/CMO (Interest Only): (E)
5.000%, 7-16-22	4,104	462
5.500%, 6-20-28	3,405	123
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
5.000%, 12-15-17	287	292
4.000%, 9-15-18	1,341	1,300
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 2003-2 Class E,
5.000%, 12-15-25	1,513	1,515
		294,638
Non-Agency REMIC/CMO - 3.03%
Federal Home Loan Mortgage Corporation Non-Agency REMIC/CMO:
5.500%, 3-15-31	4,100	4,163
5.500%, 9-15-31	11,250	11,325
Federal National Mortgage Association Non-Agency REMIC/CMO,
4.500%, 12-25-34	5,864	5,722
Government National Mortgage Association Non-Agency REMIC/CMO:
4.000%, 1-16-30	890	854
4.585%, 8-16-34	5,000	4,900
		26,964
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 46.76%		$416,928
(Cost: $417,048)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations
United States Treasury Bond Principal STRIPS,
0.000%, 11-15-21	$17,000	$9,312
United States Treasury Bonds,
8.000%, 11-15-21	8,900	12,145
6.125%, 11-15-27	19,000	23,075
United States Treasury Notes:
4.125%, 8-31-12	24,850	26,215
4.250%, 8-15-13	33,300	35,381
4.000%, 2-15-14	9,000	9,453

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS - 12.96%		$115,581
(Cost: $113,064)

SHORT-TERM SECURITIES
Commercial Paper
Automatic Data Processing Inc.,
2.000%, 10-1-08	1,085	1,085
Campbell Soup Co.,
2.220%, 10-3-08	2,000	2,000
Kellogg Co.:
4.750%, 10-8-08	2,096	2,094
3.330%, 10-10-08	2,031	2,029
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
2.190%, 10-17-08	3,000	2,997
Shell International Finance B.V. and Royal Dutch Shell plc (Royal Dutch Shell plc):
2.200%, 10-7-08	2,100	2,099
2.100%, 10-8-08	5,000	4,998

TOTAL SHORT-TERM SECURITIES - 1.94%		$17,302
(Cost: $17,302)

TOTAL INVESTMENT SECURITIES - 99.18%		$884,451
(Cost: $923,361)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.82%		7,283

NET ASSETS - 100.00%		$891,734

Notes to Schedule of Investments
The following purchased credit default swap agreement was outstanding at September 30, 2008:
Counterparty	Reference Entity	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Morgan Stanley	Wachovia Corporation	1.940%	6-20-13	7,000	$664
					$664

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At September 30, 2008, the total value of these securities amounted to $14,222 or 1.59% of net assets.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Directors. At September 30, 2008, the total value of these securities amounted to $15,268 or 1.71% of net assets.

(C)Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.
(D)Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.
(E)Amount shown in principal column represents notional amount for computation of interest.

The following acronyms are used throughout this portfolio: CMO = Collateralized Mortgage Obligation REMIC = Real Estate Mortgage Investment Conduit
STRIPS = Separate Trading of Registered Interest and Principal Securities Industry classifications are unaudited.
See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities
      BOND FUND
      September 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $923,361)	$884,451
Receivables:
Interest	8,012
Fund shares sold	1,645
Investment securities sold	165
Unrealized appreciation on swap agreements	664
Prepaid and other assets	54

Total assets	894,991

LIABILITIES
Payable to Fund shareholders	2,673
Accrued shareholder servicing	216
Accrued distribution and service fees	173
Due to custodian	39
Accrued accounting services fee	18
Accrued management fee	12
Other	126

Total liabilities	3,257

Total net assets	$891,734

NET ASSETS
$1.00 par value capital stock:
Capital stock	$151,816
Additional paid-in capital	783,236
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	640
Accumulated net realized loss on investment transactions	(5,712)
Net unrealized depreciation in value of investments	(38,246)

Net assets applicable to outstanding units of capital	$891,734

Net asset value per share (net assets divided by shares outstanding):
Class A	$5.87
Class B	$5.87
Class C	$5.87
Class Y	$5.88
Capital shares outstanding:
Class A	139,509
Class B	5,035
Class C	2,657
Class Y	4,615
Capital shares authorized	330,000

See Accompanying Notes to Financial Statements.

Statement of Operations
      BOND FUND
      For the Fiscal Year Ended September 30, 2008
      (In Thousands)

INVESTMENT INCOME
Income:
Interest and amortization	$45,386

Expenses:
Investment management fee	4,176
Distribution and service fees:
Class A	1,923
Class B	336
Class C	164
Shareholder servicing:
Class A	1,889
Class B	159
Class C	59
Class Y	43
Accounting services fee	218
Custodian fees	35
Legal fees	33
Audit fees	21
Other	387

Total	9,443
Less expenses in excess of limit	(4)

Total expenses	9,439

Net investment income	35,947

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Realized net gain on securities	8,143
Realized net loss on swap agreements	(40)
Realized net gain on foreign currency transactions	104

Realized net gain on investments	8,207

Unrealized depreciation in value of securities during the period	(44,258)
Unrealized appreciation in value of swap agreements during the period	664

Unrealized depreciation in value of investments during the period	(43,594)

Net loss on investments	(35,387)

Net increase in net assets resulting from operations	$560

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets
      BOND FUND
      (In Thousands)

	For the fiscal year ended September 30,

	2008	2007

INCREASE IN NET ASSETS
Operations:
Net investment income	$35,947	$29,336
Realized net gain (loss) on investments	8,207	(2,149)
Unrealized appreciation (depreciation)	(43,594)	2,074

Net increase in net assets resulting from operations	560	29,261

Distributions to shareholders from: (1)
Net investment income:
Class A	(33,420)	(26,491)
Class B	(1,089)	(1,146)
Class C	(537)	(443)
Class Y	(1,277)	(1,033)
Realized gains on investment transactions:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(––)	(––)

	(36,323)	(29,113)

Capital share transactions	206,643	68,266

Total increase	170,880	68,414
NET ASSETS
Beginning of period	720,854	652,440

End of period	$891,734	$720,854

Accumulated undistributed net investment income	$640	$899

(1)See "Financial Highlights" on pages 28 - 31.

See Accompanying Notes to Financial Statements.

Financial Highlights
      BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008		2007	2006		2005		2004

Net asset value, beginning of period	$6.11		$6.11	$6.27		$6.50		$6.57

Income (loss) from investment operations:
Net investment income	0.25		0.27	0.26		0.27		0.27
Net realized and unrealized loss on investments	(0.23)		(0.00)	(0.08)		(0.12)		(0.03)

Total from investment operations	0.02		0.27	0.18		0.15		0.24

Less distributions from:
Net investment income	(0.26)		(0.27)	(0.27)		(0.28)		(0.28)
Capital gains	(0.00)		(0.00)	(0.07)		(0.10)		(0.03)

Total distributions	(0.26)		(0.27)	(0.34)		(0.38)		(0.31)

Net asset value, end of period	$5.87		$6.11	$6.11		$6.27		$6.50

Total return (1)	0.21%		4.51%	3.02%		2.30%		3.73%
Net assets, end of period (in millions)	$819		$649	$587		$605		$637
Ratio of expenses to average net assets including expense waiver	1.03%		1.07%	1.09%		1.09%		1.07%
Ratio of net investment income to average net assets including expense waiver	4.15%		4.43%	4.28%		4.12%		4.20%
Ratio of expenses to average net assets excluding expense waiver	1.03	%(2)	1.10%	1.09	%(3)	1.09	%(3)	1.07	%(3)
Ratio of net investment income to average net assets excluding expense waiver	4.15	%(2)	4.40%	4.28	%(3)	4.12	%(3)	4.20	%(3)
Portfolio turnover rate	37%		32%	53%		34%		43%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)The Fund's waiver provided no impact to the ratios due to rounding.
(3)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Financial Highlights
      BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008		2007	2006		2005		2004

Net asset value, beginning of period	$6.11		$6.11	$6.26		$6.50		$6.57

Income (loss) from investment operations:
Net investment income	0.19		0.21	0.20		0.21		0.21
Net realized and unrealized loss on investments	(0.23)		(0.00)	(0.07)		(0.13)		(0.03)

Total from investment operations	(0.04)		0.21	0.13		0.08		0.18

Less distributions from:
Net investment income	(0.20)		(0.21)	(0.21)		(0.22)		(0.22)
Capital gains	(0.00)		(0.00)	(0.07)		(0.10)		(0.03)

Total distributions	(0.20)		(0.21)	(0.28)		(0.32)		(0.25)

Net asset value, end of period	$5.87		$6.11	$6.11		$6.26		$6.50

Total return	-0.78%		3.53%	2.18%		1.17%		2.82%
Net assets, end of period (in millions)	$30		$32	$35		$42		$49
Ratio of expenses to average net assets including expense waiver	2.04%		2.03%	2.06%		2.02%		1.99%
Ratio of net investment income to average net assets including expense waiver	3.15%		3.47%	3.31%		3.20%		3.27%
Ratio of expenses to average net assets excluding expense waiver	2.04	%(1)	2.06%	2.06	%(2)	2.02	%(2)	1.99	%(2)
Ratio of net investment income to average net assets excluding expense waiver	3.15	%(1)	3.44%	3.31	%(2)	3.20	%(2)	3.27	%(2)
Portfolio turnover rate	37%		32%	53%		34%		43%

(1)The Fund's waiver provided no impact to the ratios due to rounding.
(2)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Financial Highlights
      BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008		2007	2006		2005		2004

Net asset value, beginning of period	$6.11		$6.11	$6.26		$6.50		$6.57

Income (loss) from investment operations:
Net investment income	0.20		0.21	0.20		0.21		0.21
Net realized and unrealized loss on investments	(0.24)		(0.00)	(0.07)		(0.13)		(0.03)

Total from investment operations	(0.04)		0.21	0.13		0.08		0.18

Less distributions from:
Net investment income	(0.20)		(0.21)	(0.21)		(0.22)		(0.22)
Capital gains	(0.00)		(0.00)	(0.07)		(0.10)		(0.03)

Total distributions	(0.20)		(0.21)	(0.28)		(0.32)		(0.25)

Net asset value, end of period	$5.87		$6.11	$6.11		$6.26		$6.50

Total return	-0.68%		3.58%	2.26%		1.17%		2.78%
Net assets, end of period (in millions)	$16		$12	$13		$13		$14
Ratio of expenses to average net assets including expense waiver	1.92%		1.97%	2.02%		2.01%		1.99%
Ratio of net investment income to average net assets including expense waiver	3.26%		3.53%	3.36%		3.20%		3.27%
Ratio of expenses to average net assets excluding expense waiver	1.92	%(1)	2.00%	2.02	%(2)	2.01	%(2)	1.99	%(2)
Ratio of net investment income to average net assets excluding expense waiver	3.26	%(1)	3.50%	3.36	%(2)	3.20	%(2)	3.27	%(2)
Portfolio turnover rate	37%		32%	53%		34%		43%

(1)The Fund's waiver provided no impact to the ratios due to rounding.
(2)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Financial Highlights
      BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2008		2007	2006		2005		2004

Net asset value, beginning of period	$6.11		$6.11	$6.27		$6.50		$6.57

Income (loss) from investment operations:
Net investment income	0.27		0.29	0.28		0.29		0.29
Net realized and unrealized loss on investments	(0.22)		(0.00)	(0.08)		(0.12)		(0.03)

Total from investment operations	0.05		0.29	0.20		0.17		0.26

Less distributions from:
Net investment income	(0.28)		(0.29)	(0.29)		(0.30)		(0.30)
Capital gains	(0.00)		(0.00)	(0.07)		(0.10)		(0.03)

Total distributions	(0.28)		(0.29)	(0.36)		(0.40)		(0.33)

Net asset value, end of period	$5.88		$6.11	$6.11		$6.27		$6.50

Total return	0.72%		4.87%	3.39%		2.67%		4.08%
Net assets, end of period (in millions)	$27		$28	$17		$15		$14
Ratio of expenses to average net assets including expense waiver	0.70%		0.71%	0.73%		0.72%		0.74%
Ratio of net investment income to average net assets including expense waiver	4.49%		4.78%	4.65%		4.49%		4.52%
Ratio of expenses to average net assets excluding expense waiver	0.70	%(1)	0.74%	0.73	%(2)	0.72	%(2)	0.74	%(2)
Ratio of net investment income to average net assets excluding expense waiver	4.49	%(1)	4.75%	4.65	%(2)	4.49	%(2)	4.52	%(2)
Portfolio turnover rate	37%		32%	53%		34%		43%

(1)The Fund's waiver provided no impact to the ratios due to rounding.
(2)There was no waiver of expenses during the period.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2008
      (In Thousands, Except Where Otherwise Noted)

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Bond Fund (the Fund) is one of those mutual funds and is the only fund included in these financial statements. Its investment objective is to seek a reasonable return with emphasis on preservation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Management's valuation committee makes fair value determinations for the Corporation, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency, prior to translation.
      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.
      C. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise continue to qualify as a regulated investment company under the Internal Revenue Code.     Accordingly, provision has not been made for Federal income taxes.    During the current fiscal year, the Corporation instituted the provisions of Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN 48). As required by FIN 48, management of the Corporation periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position.   As of September 30, 2008, management believes that under this standard no liability for unrecognized tax positions is required. The Corporation is subject to examination by U.S. federal and state authorities for returns filed for years after 2004. See Note 4 - Federal Income Tax Matters.
      D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2008, the Fund reclassified permanent differences relating to items associated with the merger of Waddell & Reed Advisors Limited-Term Bond Fund. Net investment income and net assets were not affected by these changes.
      E. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
      F. Concentration of Risk - The Fund may have a significant investment in international securities. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, investment and repatriation restrictions, and limited and less reliable investor information.
      G New Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will institute the expanded financial statement disclosure mandated by SFAS No. 157 during the fiscal year ending September 30, 2009.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Fund will institute SFAS 161 during the fiscal year ending September 30, 2010 and its potential impact, if any, on its financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Corporation's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by the Fund at the annual rates of: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Between October 1, 2006 and October 7, 2007, under terms of a settlement agreement reached in July 2006 (see Note 8), the fee was as follows: 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Effective October 8, 2007, upon completion of the merger of Waddell & Reed Advisors Limited-Term Bond Fund into the Fund (see Note 7), the fee is as follows: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. During the fiscal year ended September 30, 2008, the amount of the management fee waived was $4.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level
From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
	$1,000 and Over			$148.5

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee. The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which is non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries, not to exceed $1.50 per shareholder account per month. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,440. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended September 30, 2008, W&R received $3, $35 and $2 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $940 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended September 30, 2008, the Fund paid Directors' regular compensation of $51, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $112,896, while proceeds from maturities and sales aggregated $62,040. Purchases of U.S. government obligations aggregated $318,397, while proceeds from maturities and sales of U.S. government obligations aggregated $243,425.

For Federal income tax purposes, cost of investments owned at September 30, 2008 was $924,025, resulting in net unrealized depreciation of $38,910, of which $11,228 related to appreciated securities and $50,138 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2008 and the related net capital losses and post-October activity were as follows:

Net ordinary income	$36,745
Distributed ordinary income	36,323
Undistributed ordinary income	1,387

Realized long-term capital gains less utilized capital loss carryover	––
Distributed long-term capital gains	––
Undistributed long-term capital gains	––

Post-October losses deferred	––

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2015	$5,689

Waddell & Reed Advisors Limited-Term Bond Fund was merged into Waddell & Reed Advisors Bond Fund as of October 8, 2007 (See Note 7). At the time of the merger, Waddell & Reed Advisors Limited-Term Bond Fund had capital loss carryovers available to offset future gains of the Waddell & Reed Advisors Bond Fund. These carryovers amount to $439 as of September 30, 2008 and will expire if not utilized by September 30, 2015.

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.

	For the fiscal year ended September 30,
	2008	2007

Shares issued from sale of shares:
Class A	45,497	28,348
Class B	925	904
Class C	909	528
Class Y	165	1,679
Shares issued in connection with merger of Waddell & Reed Advisors Limited-Term Bond Fund:
Class A	13,636	––
Class B	785	––
Class C	549	––
Class Y	107	––
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	5,260	4,103
Class B	172	175
Class C	86	71
Class Y	210	169
Shares redeemed:
Class A	(31,045)	(22,343)
Class B	(2,128)	(1,504)
Class C	(908)	(676)
Class Y	(372)	(205)

Increase in outstanding capital shares	33,848	11,249

Value issued from sale of shares:
Class A	$277,384	$172,577
Class B	5,617	5,490
Class C	5,488	3,205
Class Y	748	10,283
Value issued in connection with merger of Waddell & Reed Advisors Limited-Term Bond Fund:
Class A	83,161	––
Class B	4,781	––
Class C	3,342	––
Class Y	653	––
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	31,902	24,957
Class B	1,043	1,067
Class C	524	432
Class Y	1,274	1,030
Value redeemed:
Class A	(188,572)	(136,244)
Class B	(12,939)	(9,163)
Class C	(5,497)	(4,118)
Class Y	(2,266)	(1,250)

Increase in outstanding capital	$206,643	$68,266

NOTE 6 - Swaps

The Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into credit default, total return, variance and other swap agreements to: 1) preserve a return or a spread on a particular investment or portion of its portfolio; 2) to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; or 3) to attempt to enhance yield.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. The Fund may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which the Fund enters into a swap agreement is monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

Swaps are marked-to-market daily based on valuations provided by a pricing vendor or a broker-dealer. Changes in value are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian or counterparty. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments, as well as any periodic payments, are recorded as realized gain or loss in the Statement of Operations. Gains or losses may be realized upon termination of the swap agreement.

Entering into swap agreements involves certain risks. Among these are possible failure of the counterparty to fulfill its obligations, possible lack of liquidity, and unfavorable changes in the underlying investment, basket of investments or reference index/entity.

NOTE 7 - Acquisition of Waddell & Reed Advisors Limited-Term Bond Fund

On October 8, 2007, the Fund acquired all the net assets of Waddell & Reed Advisors Limited-Term Bond Fund pursuant to a plan of reorganization approved by the shareholders of Waddell & Reed Advisors Limited-Term Bond Fund on September 28, 2007. The acquisition was accomplished by a tax-free exchange of 15,077 shares of the Fund (valued at $91,937) for the 9,140 shares of Waddell & Reed Advisors Limited-Term Bond Fund outstanding on October 5, 2007. Waddell & Reed Advisors Limited-Term Bond Fund had net assets of $91,937, including $154 of net unrealized depreciation in value of investments and $1,578 of accumulated net realized losses on investments, which were combined with those of the Fund. The aggregate net assets of the Fund and Waddell & Reed Advisors Limited-Term Bond Fund immediately before the acquisition were $721,208 and $91,937, respectively. The aggregate net assets of the Fund and Waddell & Reed Advisors Limited-Term Bond Fund immediately following the acquisition were $813,145 and $0, respectively.

NOTE 8 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and by certain of the Ivy Funds Variable Insurance Portfolios, Inc., formerly W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

NOTE 9 - Subsequent Event

A special meeting of shareholders of the Corporation is scheduled to be held on December 12, 2008. One of the proposals that will be considered and acted upon at the meeting is a proposal to approve a proposed Agreement and Plan of Reorganization and Termination pursuant to which the Fund will be reorganized into a corresponding series of a newly established Delaware statutory trust. The Corporation is currently organized as a Maryland corporation. Shareholders of record of the Fund as of the close of business on September 25, 2008 are entitled to vote at the meeting.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Bond Fund, one of the funds constituting Waddell & Reed Advisors Funds, Inc. (the "Corporation"), as of September 30, 2008, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Waddell & Reed Advisors Bond Fund of Waddell & Reed Advisors Funds, Inc. as of September 30, 2008, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 18, 2008

Income Tax Information

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

The Board of Directors of
Waddell & Reed Advisors Funds, Inc.

Each of the individuals listed below serves as a director for the Corporation, and for the other portfolios within the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and Ivy Funds Variable Insurance Portfolios, Inc. (25 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of Ivy Funds Variable Insurance Portfolios, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (17 portfolios) and Ivy Funds, Inc. (12 portfolios).

Board members who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Corporation's Board and of the board of directors of the other funds in the Advisors Fund Complex. Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Corporation includes additional information about the Corporation's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

Name, address and year of birth	Position(s) held with the Corporation and Fund Complex	Principal occupation during past 5 years	Other directorships held
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Corporation Director: 2007 Director in Fund Complex: 2003
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents (2007 to present)

Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Corporation Director: 1997 Director in Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present); formerly, Dean of Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Corporation Director: 1997 Director in Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Advisory Director, UMB Northland Board (financial services); Former President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Corporation Director: 1998 Director in Fund Complex: 1998 Corporation Independent Chairman: 2006
President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (non-profit education) (until 2005)
Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Corporation Director: 1998 Director in Fund Complex: 1998
President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (2007 to present); formerly, Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); formerly, Adjunct Professor, University of Oklahoma School of Law (1997 to 2008)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Member Oklahoma Foundation of Excellence (non-profit); Independent Chairman and Director, Ivy Funds, Inc.; Independent Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 1919	Corporation Director: 1988 Director in Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for past 5 years); formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Corporation Director: 2008 Director in Fund Complex: 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Corporation Director: 1971 Director in Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America
Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus PC 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Corporation Director: 1996 Director in Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus PC, a law firm (1980 to present)	Director, American Red Cross (social services); Director, Rockhurst University (education)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Corporation Director: 1995 Director in Fund Complex: 1995
Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991); Chancellor (1992-1999) and Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

Interested Directors

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Corporation's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Corporation's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Corporation's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material. It is anticipated that, effective July 1, 2010, Mr. Hechler will begin to serve as a Disinterested Director of each of the Funds with fiscal years ending June 30 and, effective October 1, 2010, as a Disinterested Director of each of the Funds with fiscal years ending September 30.

Name, address and year of birth	Position(s) held with the Corporation and Fund Complex	Principal occupation during past 5 years	Other directorships held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President: 2001 Corporation Director: 1998 Director in Fund Complex: 1998
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services, Inc. (ISI), an affiliate of IICO

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Corporation Director: 2007 Director in Fund Complex: 2007
CIO of WDR, WRIMCO and IICO (2005 to present); Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987-2005)
Director of WDR, WRIMCO and IICO
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Corporation Director: 1998 Director in Fund Complex: 1998	Formerly, Consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Corporation's officers are:

Name, address and year of birth	Position(s) held with the Corporation	Principal occupation during past 5 years	Other directorships held
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President: 2006 Secretary: 2006
Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)

None
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President: 2006 Treasurer: 2006 Principal Accounting Officer: 2006 Principal Financial Officer: 2007
Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003)
None
Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President: 2000 Assistant Secretary: 2006 Associate General Counsel: 2000
Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

None
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President: 2006 Chief Compliance Officer: 2004
Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President: 2000 General Counsel: 2000 Assistant Secretary: 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Renewal of Investment Management Agreement for Waddell & Reed Advisors Bond Fund

At its meeting on August 11, 12 and 13, 2008, the Corporation's Board of Directors, including all of the Disinterested Directors, considered and approved the continuance of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Corporation with respect to the Fund. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement. In addition, the Disinterested Directors engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement. Thereafter, independent legal counsel sent to WRIMCO a supplemental request for certain additional information, and WRIMCO provided additional information in response to this request. The Directors also received reports prepared by an independent third party, Lipper Inc. ("Lipper"), relating to the Fund's performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the "Performance Universe") and to the expenses of a peer group of comparable funds selected by Lipper (the "Peer Group"), respectively. Further, the Directors received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to the Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to the Fund

The Directors considered the nature, extent and quality of the services provided to the Fund pursuant to the Management Agreement and also the overall fairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including but not limited to fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of its Performance Universe. The Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of the Fund and also considered the Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Directors' review also included consideration of the Fund's management fees at various asset levels, which reflected breakpoints in the management fee structure, and average account size information. In addition, the Directors considered the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective and similar investment policies and strategies as the Fund ("Similar Funds"). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with a similar investment objective and similar investment policies and strategies as the Fund ("Other Accounts").

The Directors considered that the Fund's total return performance was higher than the Performance Universe median for the one-, three-, and seven-year periods and was higher than the Lipper index for the one- and seven-year periods.

The Directors considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Fund's management fee was lower than the Peer Group median and that the overall expense ratio was higher than the Peer Group median. They considered that the Fund's non-management fee expenses were higher than the Peer Group median on an unadjusted basis and that, when adjusted for the Fund's smaller average account size, the non-management fee expenses were higher than the Peer Group median. The Directors considered the transfer agency fee reduction that became effective September 1, 2006. They also considered that, with the breakpoints in the fee schedule, the Fund's effective management fees at various asset levels were higher than the asset-weighted average for its Peer Group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as or higher than the Fund's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Fund. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Fund's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Fund.

Profitability and Economies of Scale

The Directors also considered that the Fund's management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Directors also considered the management fee rate reductions that became effective October 1, 2006, for the Fund and certain other funds in the Advisors Fund Complex, the contractual management fee reduction that became effective October 8, 2007 when the Fund acquired all the net assets of Waddell & Reed Advisors Limited-Term Bond Fund (see Note 7 hereof) and the impact of these fee rate reductions for the Fund on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Directors considered specific data as to WRIMCO's profit with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of its Performance Universe and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of the Peer Group;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that the Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement is in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; the performance of the Fund was satisfactory; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

The Disinterested Directors of Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Inc.1 and Waddell & Reed InvestEd Portfolios, Inc. (the "Funds") have appointed an independent fee consultant. Below is a summary of the written fee evaluation of such consultant for the most recent year.

Summary

Pursuant to the Assurance of Discontinuance between Waddell & Reed, Inc., Waddell & Reed Investment Management Company ("WRIMCO") and Waddell & Reed Services Company ("WRSCO") (collectively, "Waddell") and the Office of the New York Attorney General dated July 10, 2006 ("AOD"), the Disinterested Directors of each Fund's Board appointed an Independent Fee Consultant ("IFC") to manage the process by which proposed management fees paid by the Funds to WRIMCO are negotiated. The IFC does not replace the Directors in negotiating management fees and does not substitute his or her judgment for that of the Directors about the reasonableness of the proposed fees.

In the IFC's 2008 written evaluation of the proposed management fees of the Funds ("Report"), the IFC addressed the following six factors:

1. The nature and quality of Waddell's services, including Fund performance

2. Management fees (including any components thereof) charged by other mutual fund companies for like services

3. Possible economies of scale as the Funds grow larger

4. Management fees (including any components thereof) charged to institutional and other clients of Waddell for like services

5. Costs to Waddell and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit

6. Profit margins of Waddell and its affiliates from supplying such services

The following is a summary of the Report's discussion of the contract renewal process, related materials, and the IFC's findings.

Analysis of the Process

The Report noted that the Boards previously created the Special Compliance & Governance Committee ("Compliance Committee"), which is composed of Disinterested Directors and charged with the responsibility for certain work associated with the contract renewal process.

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Directors go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds' respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors. The Report stated that the IFC participated throughout the contract renewal process.

The Disinterested Directors instructed independent legal counsel to the Disinterested Directors, K&L Gates LLP ("K&L Gates"), to prepare a letter requesting information from WRIMCO needed for the contract renewal process, which was provided. Lipper, Inc. ("Lipper") was asked to provide independently compiled comparative information about the Funds. The Report stated that Lipper selected the peer group with input from WRIMCO to ensure that Lipper understood the investment and distribution intricacies of the Funds and that the IFC observed and concurred in the selection.

The Report noted that the Compliance Committee met with the IFC and K&L Gates to discuss the information provided by WRIMCO and Lipper and to determine whether to request any additional information from WRIMCO prior to the August Disinterested Directors and Board meetings. At the Compliance Committee's direction, K&L Gates sent a supplemental request to WRIMCO for certain additional information, which was provided prior to the Disinterested Directors' August 2008 meetings.

Analysis of Materials

Materials refer to the informational materials that were prepared by Waddell and Lipper in response to the data requested by the Disinterested Directors through the Compliance Committee and K&L Gates. The IFC reviewed the information produced and found it to be responsive to the requests by the Disinterested Directors. He also reviewed certain other materials that he considered relevant.

The IFC used these materials to analyze trends and comparative information about the six factors listed above. The Report noted that, apart from these materials, the Disinterested Directors also received information throughout the year, some of which the IFC reviewed, that was also relevant to the contract renewal process.

(1) Nature and Quality of Services

In the Report, the IFC commented on the investment performance of the Funds. The performance data for these comparisons were drawn from the Lipper materials. Performance information was based on March 31, 2008 data, and references in the Report to 1-, 3- and 5-year periods referred to the periods ended on March 31, 2008.

The Report stated that the IFC's experience is that fund directors should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes). Accordingly, the Report concentrated on 3-year performance in comparison to the "performance universe," rather than on the more limited "performance group," because, in the IFC's experience, fund investors are more typically concerned with the objective and style of management than the size of the fund. The Report recommended that the Disinterested Directors focus on a 3-year view of investment performance for the purposes of contract renewal, because it is long enough to reflect most market cycles and short enough to be relevant to the holding period for many mutual fund shareholders.

The Report stated that, overall, the Funds reflect strong and improving performance in the 1-, 3- and 5-year periods. The collective (Advisors Funds, Ivy VIP Funds and InvestEd Portfolios together) 5-year performance has 50% of the Funds in the first two quintiles of their performance universe and 3% in the 5th quintile. The 3-year figures improve to 65% of the Funds in the first two quintiles and 8% in the 5th quintile, and the 1-year figures reflect similar performance with 64% in the first two quintiles and 5% in the 5th quintile. Emphasizing the improvement, the Report noted that the 1-year short-term performance has only 7% of the Funds in the combined 4th and 5th quintiles, a decrease from 18% in the 3-year performance, and 31% in the 5-year performance periods.

Although the IFC found that the Funds have strong performance, it also noted that certain Funds have experienced either continuing or recent challenges. The IFC suggested that the Disinterested Directors request additional information from WRIMCO regarding certain Funds. The Disinterested Directors reviewed the information provided by WRIMCO.

The Report suggested that, if a Fund consistently demonstrates poor performance, higher than average expenses, or a combination of both, it may be appropriate for the Disinterested Directors to consider taking affirmative action. Possible actions cited by the Report include requesting more frequent reports, WRIMCO's providing more research support, WRIMCO's providing more portfolio management capability, seeking an outside sub-advisor, or requesting a voluntary fee waiver. The IFC did not identify any individual Funds that required this attention at this time.

The Report noted that, with respect to service provided by WRIMCO affiliates, WRSCO maintained internal statistics to track shareholder service quality, which showed marked improvement in 2008, and also retained Dalbar, Inc. to provide an independent quality assessment. WRSCO scored either very good or excellent in all categories evaluated by Dalbar.

(2) Fund Fees

The Report stated that information for this metric is drawn from the Lipper analysis and is compared with a peer group for each Fund. The Report noted that the majority of Funds have management fees above the median of their peer groups. It concluded that, overall, more Funds have improved their comparative ranking of actual management fees in 2008 than declined.

The Report also noted that, in general, the Funds have higher total expenses than the peer group and that this is often caused by non-management fees. The Report noted that a number of Advisors Funds have smaller average account sizes relative to the general mutual fund industry and commented on the impact of such account sizes on the Funds' non-management expenses. The Report also noted the Disinterested Directors' prior discussions regarding possible means of addressing this impact and their continuing attention to this matter.

(3) Possible Economies of Scale

The Report noted that economies of scale occur when assets grow and a fund's fixed costs are spread over a larger asset base. The Report also pointed out that fund managers usually share economies of scale by implementing breakpoints, or scale-downs, in the structure of the management fee. As a general rule, fund directors establish breakpoints prospectively at an asset level beyond the current asset level so that shareholders benefit from future asset growth. Lipper provided the Disinterested Directors with a comprehensive listing of breakpoints in the Funds and compared the Funds' and peer groups' effective fees at uniform asset levels.

The IFC found that the Funds, except for Waddell & Reed Advisors Money Market Fund and Ivy VIP Money Market Fund, already have breakpoints in place and that these breakpoints appear adequate in providing economies of scale. However, the IFC suggested that the Disinterested Directors review the current breakpoint structure of certain Funds to determine whether an adjustment might be needed. The Disinterested Directors did so and determined that the current breakpoint structure of the Funds is appropriate.

(4) Management Fees for Comparable and Alternative Products

The Report noted that the Advisors and Ivy VIP Funds have Funds with similar investment styles and therefore anticipated comparable management fees. The Report stated that management fee variances can be explained with the larger average asset size of the Advisors Funds, causing some of the Funds to reach breakpoints and reductions in management fees, or Funds that have remaining waivers. The Report further stated that, although their management fees are comparable, the Advisors Fund total expense ratio is on average higher than the comparable Ivy VIP Fund total expense ratio because of the shareholder service expenses of the Advisors Fund.

The Report noted that WRIMCO manages money for different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals (collectively, "separate accounts"). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Advisors and Ivy VIP Funds. In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by WRIMCO as a mutual fund manager and as a separate account manager. The IFC found these differences reasonable.

(5) Costs to Waddell and its Affiliates of Supplying Services

The Report pointed out that an important component of the profit margin analysis involves ensuring that advisor's allocation procedures are reasonable and consistent from year to year. WRIMCO uses multiple methodologies for allocation including assets, revenue, time, and square footage. The Report found that the bases of allocation have remained consistent over the past several years and that the allocation methodologies are reasonable.

(6) Profit Margins from Supplying Management Services

The Report noted that the disinterested directors of mutual funds are required to assess that the profitability of the advisory contracts to the advisor is not excessive. In connection with the Fund-by-Fund profitability review, WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested directors often review the overall profitability of the investment management company. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell and other public companies in the investment business. The Report found that this analysis places Waddell near the median of Lipper peers.

***

The Report stated that the IFC monitored the process, reviewed the materials, and reached the following conclusions:

  The contract renewal process conducted under the supervision of the Disinterested Directors has been careful, deliberate, and conscientious.
  The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Directors and the full Boards.
  The discussion which took place leading up to and at the Disinterested Directors and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

1 Formerly, W&R Target Funds, Inc.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1020A (9-08)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2008, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2007	$24,800
		2008	11,200

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2007	$600
		2008	1,400

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2007	$2,200
		2008	2,300

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2007	$1,140
		2008	820

	These fees are related to the review of internal control and the review of Form N-14.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$3,940 and $4,520 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $140,685 and $145,937 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds, Inc.
(Registrant)

By	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: December 5, 2008

By	/s/Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: December 5, 2008